Exhibit 10.3

BANNER CORPORATION
2013 ANNUAL INCENTIVE BONUS AWARD AGREEMENT

This Incentive Bonus Award ("Award") is granted by Banner Corporation ("Company") to [Name] ("Grantee") in accordance with the terms of this Agreement ("Agreement") and subject to the provisions of the Banner Corporation 2012 Restricted Stock and Incentive Bonus Plan, as amended from time to time, and the 2013 Annual Incentive Plan (together the "Plans"), which are incorporated herein by reference.

1.	Grantee’s Name:	_____________________________
2.	Grantee’s Title:	_____________________________
3.	Grant Date:	_____________________________
4.	Annual Incentive Targets (as a percentage of base salary):

Below Threshold	Threshold	Target	Stretch

5.	Corporate and Individual Performance Weightings:

Corporate	Individual

6.	Corporate Performance Measures, Performance Gate and Weightings: Performance will be measured from April 1, 2013 to December 31, 2013, as summarized in the table below.

	Relative	Absolute Performance			Weighting
Performance Measure	Performance Gate	Threshold	Target	Stretch	% of Target

7.	Individual Performance Measures:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

8.
Payout Date:  As soon as practical after the end of the performance period, but no later than the end of  the year following that performance period, provided the Grantee is actively employed on the earlier of the date the payout determination is made with respect to that performance period or the March 15 following the end of that performance period (except in the case of death or disability, as provided in the 2013 Annual Incentive Plan).

9.
Transferability:  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any incentive bonus award benefits that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution, or pursuant to a domestic relations order as defined in the Plan.

10.	Tax Withholding: Applicable tax withholding shall apply to the payment of any incentive bonus awards.

11.
Plan and Committee Decisions are Controlling:  This Agreement and the award and payment of incentive bonuses to the Grantee are subject in all respects to the provisions of the Plans, which are controlling.  All awards are subject to Committee discretion, except for Qualified Performance-Based Awards.   All awards are subject to the terms of the Plans, including but not limited to the clawback provisions in the 2013 Annual Incentive Plan. Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plans.  All decisions, determinations and interpretations by the Committee respecting the Plans, this Agreement or the award of incentive bonuses shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

12.
Grantee’s Employment:  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee's service or employment, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

13.	Amendment: The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement, as and to the extent permitted by the Plans.

14.
Grantee Acceptance:  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plans by signing in the space provided below and returning the signed copy to the Company.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BANNER CORPORATION

By ________________________________
Its ________________________________

ACCEPTED BY GRANTEE

___________________________________
(Signature)

___________________________________
(Print Name)

___________________________________
(Street Address)

___________________________________
(City, State & Zip Code)